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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 28, 2005

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2005, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2005-FRE1)


                Mortgage Asset Securitization Transactions, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                 333-124678                06-1204982
            --------                 ----------                ----------
(State or Other Jurisdiction of     (Commission             (I.R.S. Employer
       Incorporation)               File Number)          Identification Number)

      1285 Avenue of the Americas
           New York, New York                                    10019
           ------------------                                    -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (212) 713-2000
                                                    --------------



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act ( 17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

Description of the Mortgage Pool

                  Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Backed Securities Trust 2005-FRE1, Mortgage Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005, among the Registrant as depositor, HomEq Servicing Corporation as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2005-FRE1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

                  UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

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Item 9.01.    Financial Statements and Exhibits
              ---------------------------------
                      (a) Not applicable

                      (b) Not applicable

                      (c) Exhibits



              Item 601
              Of Regulation SK
Exhibit No.   Exhibit No.                         Description
-----------   -----------                         -----------
1             99                    Computational Materials (as defined in Item
                                    5) that have been provided by UBS Securities
                                    LLC to certain prospective purchasers of MASTR Asset Backed Securities Trust
                                    2005-FRE1, Mortgage Pass-Through
                                    Certificates.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 30, 2005


                                               MORTGAGE ASSET SECURITIZATION
                                               TRANSACTIONS, INC.


                                               By:    /s/ Vadim Khoper
                                                  -----------------------------
                                               Name:  Vadim Khoper
                                               Title: Associate Director


                                               By:    /s/ Anthony Beshara
                                                  -----------------------------
                                               Name:  Anthony Beshara
                                               Title: Associate Director

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                                Index to Exhibits

Exhibit No.                     Description                         Sequentially
                                                                   Numbered Page

   99.1           Computational Materials (as defined in Item            P
                  5) that have been provided by UBS Securities
                  LLC to certain prospective purchasers of MASTR Asset-Backed Securities Trust
                  2005-FRE1, Mortgage Pass-Through
                  Certificates, Series 2005-FRE1.



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